Exhibit 10.23

SUBSCRIPTION AGREEMENT

GROM SOCIAL ENTERPRISES, INC.

1.        SUBSCRIPTION.

(a)              Subject to the terms and conditions hereinafter set forth, the undersigned purchaser (the “Purchaser”) hereby subscribes for and agrees to purchase from GROM SOCIAL ENTERPRISES, INC., a Florida corporation (the “Company”) (i) Four Hundred Thousand (400,000) shares of Series A 10% Convertible Preferred Stock, par value $0.001 per share (the “Series A Preferred Stock”) of the Company, and (ii) Two Million Shares (2,000,000) shares of common stock par value $0.001 per share of the Company (the “Common Stock” and, the Common Stock and Series A Preferred Stock being acquired by Purchaser herein being sometimes collectively referred to as the “Shares”), and agrees to contribute to the Company a total cash consideration of $400,000.00 (the “Purchase Price”), payable upon execution and delivery of this agreement (the “Agreement”) in immediately available funds to an account designated by the Company. The Company reserves the right to sell an aggregate of 2,000,000 Series A Preferred Stock and 10,000,000 shares of Common Stock in the within offering, on a best efforts, no minimum basis.

(b)             Upon acceptance of the Purchase Price in cleared funds and this Agreement by the Company, the Company shall (i) file with the Department of Corporations of the State of Florida, a Certificate of Designation of the Series A 10% Convertible Preferred Stock substantially in the form as annexed hereto as Exhibit A (the “Certificate of Designation”), and (ii) issue and deliver to Purchaser stock certificates in the name of the Purchaser representing the Shares acquired hereby. The terms of the Certificate of Designation which contains the rights, preferences, and privileges of the Company’s Series A Preferred Stock are incorporated by reference herein.

2.        REPRESENTATIONS AND WARRANTIES. The Purchaser hereby represents to the Company as follows:

(a)        The Purchaser recognizes that the purchase of the Shares is extremely speculative and involves a high degree of risk. Such risks include, among others: (i) the Company’s present financial condition and need for additional capital; (ii) limited liquidity of the Purchaser's Shares and lack of trading market for the Shares; (iii) the low price of the Common Stock into which the Series A Preferred Stock are convertible, which results in difficulty in depositing and monetizing such securities; (iv) limited transferability of the Shares; and (v) the potential for sustaining a loss, including a loss of its entire investment in the Shares; and (vi) any other risks or risk factors contained in the Company’s periodic and other reports filed pursuant to the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and available on EDGAR (the “SEC Reports”). Purchaser is capable of bearing the economic impact of such loss including the loss of their entire investment.

(b)       The Purchaser has been advised of and acknowledges that (i) there is currently no market for the Series A Preferred Stock being purchased herein, and it is not intended that any market will develop for the Series A Preferred Stock.

(c)       The Purchaser has such knowledge and experience in financial and business matters that the Purchaser is capable of evaluating the merits and risks of an investment in the Company.

(d)       The Purchaser has been furnished by the Company during the course of the Purchaser’s evaluation of an investment in the Shares with the Certificate of Designation, the Company’s SEC Reports available on Edgar and has been afforded the opportunity to ask questions of and receive answers from duly authorized officers and/or other representatives of the Company and any additional information which the Purchaser had requested. The Purchaser has also reviewed all information including the terms hereof and of the Preferred Stock, with their counsel and professional tax or economic advisers and understands the risks relating hereto.

(e)        The Purchaser hereby acknowledges that the Purchaser has been advised that the offer of the Shares by the Company has not been registered with, or reviewed by, the Securities and Exchange Commission (the “SEC”) because such offer is intended to be a non-public offering pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”), or applicable regulations thereunder. The Purchaser represents that the Shares are being purchased for the Purchaser's own account, for investment purposes only and not with a view towards distribution or resale to others. The Purchaser agrees that the Purchaser will not attempt to sell, transfer, assign, pledge or otherwise dispose of all or any portion of the Shares unless they are registered under the Securities Act or unless in the opinion of counsel satisfactory to the Company an exemption from such registration is available. The Purchaser understands and agrees that the following restriction and limitation is applicable to the Purchaser's investment in the Shares pursuant to Section 4(a)(2) of the Securities Act and Rule 506(b) of Regulation D promulgated thereunder (“Regulation D”) and that certificates evidencing the Shares will bear the following restrictive legend:

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THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS AND NEITHER THE SECURITIES NOR ANY INTEREST THEREIN MAY BE OFFERED, SOLD, TRANSFERRED, PLEDGED OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT OR SUCH LAWS OR AN EXEMPTION FROM REGISTRATION UNDER SUCH ACT AND SUCH LAWS WHICH, IN THE OPINION OF COUNSEL FOR THE HOLDER, WHICH COUNSEL AND OPINION ARE REASONABLY SATISFACTORY TO COUNSEL FOR THIS CORPORATION, IS AVAILABLE.

(f)        The Purchaser is not acquiring the Shares as a result of any form of general solicitation or general advertising as those terms are used in Regulation D, including, without limitation, any article, notice, advertisement or other communication published in any newspaper, magazine or similar media or broadcast over television, radio or the internet or any seminar or meeting where the Purchaser was invited by general solicitation or general advertising.

(g)        The execution, delivery and performance by the Purchaser of this Agreement are within the powers of the Purchaser, have been duly authorized and will not constitute or result in a breach or default under, or conflict with, any order, ruling or regulation of any court or other tribunal or of any governmental commission or agency, or any agreement or other undertaking, to which the Purchaser is a party or by which the Purchaser is bound. The signatures on this Agreement are genuine; the Purchaser has legal competence and capacity to execute the same, and this Agreement constitutes the legal, valid and binding obligations of the Purchaser, enforceable in accordance with its terms.

(f)       The Purchaser is an “accredited investor” within the meaning of the Regulation D.

The foregoing representations and warranties are true and accurate as of the date hereof and shall survive the issuance and delivery of the Shares. If, in any respect, those representations and warranties shall not be true and accurate prior to delivery of the payment pursuant to Paragraph 1, the undersigned shall immediately give written notice to the Company specifying which representations and warranties are not true and accurate and the reason therefor. It is specifically understood and agreed by the Purchaser that neither the Company nor its officers or directors has made, nor by this Agreement shall be construed to make, directly or indirectly, explicitly or by implication, any representation, warranty, projection, assumption, promise, covenant, opinion, recommendation or other statement of any kind or nature with respect to the anticipated operations, investment returns, cash flows, profits or losses of the Company.

3.        MISCELLANEOUS.

(a)        This Subscription Agreement shall not be changed, modified or amended except by a writing signed by the parties to be charged, and this Agreement may not be discharged except by performance in accordance with its terms or by a writing signed by the party to be charged.

(b)        This Subscription Agreement shall be binding upon and inure to the benefit of the parties hereto and to their respective heirs, legal representatives, successors and assigns. This Agreement sets forth the entire agreement and understanding between the parties as to the subject matter hereof and merges and supersedes all prior discussions, agreements and understandings of any kind and every nature among them.

(c)        This Subscription Agreement shall be governed by the laws of the state of Florida exclusive of its conflict of laws provisions. IN THE EVENT OF A DISPUTE AMONG THE PARTIES RELATING TO THIS INVESTMENT OR THE PREFERRED SHARES, THE PARTIES HERETO IRREVOCABLE WAIVE THEIR RIGHT TO TRIAL BY JURY.

(d)       This Subscription Agreement may be executed in counterparts, all of which taken together shall constitute one agreement binding on all the parties notwithstanding that all the parties are not signatories to the original or the same counterpart. Delivery between the parties hereto of a counterpart by facsimile or other electronic transmission shall not in any way impair the validity of such counterpart, and any counterpart so delivered shall be valid and binding as if an original.

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IN WITNESS WHEREOF, the undersigned has executed this Subscription Agreement on the day set forth below.

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Signature	Tax ID Number

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Print	address Line 1

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Date	Address Line 2

ACCEPTED AND AGREED:

GROM SOCIAL ENTERPRISES, INC.

By:_________________________________

Name: Darren Marks

Title: President, Chief Executive Officer

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EXHIBIT A

FORM OF CERTIFICATE OF DESIGNATION

Of

SERIES A 10% CONVERTIBLE PREFERRED STOCK

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